Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re	RCPC Liquidating Corp		Case No.		10-35318-MBK
			Reporting Period		08/18/10 - 09/30/10

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

			Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS		Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements		MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliation)		MOR-1a	X
Schedule of Professional Fees Paid		MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			None
Statement of Operations		MOR-2	X
Balance Sheet		MOR-3	X
Status of Postpetition Taxes		MOR-4	X
Copies of IRS Form 6123 or payment receipt			N/A
Copies of tax returns filed during reporting period			None
Summary of Unpaid Postpetition Debts		MOR-4	X
Listing of aged accounts payable		MOR-4	X
Accounts Receivable Reconciliation and Aging		MOR-5	X
Debtor Questionnaire		MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Daryl Holcomb	Nov. 18, 2010
Signature of Authorized Individual *	Date

Daryl Holcomb	Vice President
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Cash Beginning of Month	$55,214.76	$100.00	$92.74	$-	$55,407.50	$-	$55,407.50	$-

Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Cash Sales	$-	$-	$-	$-	$-	$-	$-	$-
Accounts Receivable					-
Loans and Advances					-
Sale of Assets					-
Other (Attach List)					-
Transfers (From DIP Accts.)					-

Total Receipts	$-	$-	$-	$-	$-	$-	$-	$-

Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Net Payroll	$-	$-	$-	$-	$-	$-	$-	$-
Payroll Taxes					-
Sales, Use, & Other Taxes					-
Inventory Purchases					-
Secured/Rental/Leases					-
Insurance					-
Administrative					-
Selling					-
Other (Attach List)					-
-
Owner Draw *					-
Transfers (To DIP Accts)					-
-
Professional Fees					-
U.S. Trustee Quarterly Fees					-
Court Costs					-

Total Disbursements	$-	$-	$-	$-	$-	$-	$-	$-

Net Cash Flow
(Receipts Less Disbursements)	-	-	-	-	-		-

Cash - End of Month	$55,214.76	$100.00	$92.74	$-	$55,407.50	$-	$55,407.50	$-
* Compensation to Sole Proprietors for Services Rendered to Bankruptcy Estate

THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for Calculating U.S. Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								$-
Less: Transfers to Debtor in Possession Accounts								-
*	Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)							-
Total Disbursements for Calculating U.S. Trustee Quarterly Fees								$-

*
In accordance with the terms of the pre-petition sale of substantially all of its assets, the Debtor entered into a pre-petition escrow agreement with the buyer, setting up an escrow account, pursuant to which the buyer and the Debtor, as seller, are permitted to draw certain sums therefrom, solely to the extent provided in that agreement.  While the Debtor has a residual interest in the escrow account (which residual interest is property of the estate), the escrow account and the funds therein are not property of the Debtor's estate and the Debtor does not control the release of the funds therein.  Accordingly, the Debtor submits that distributions from the escrow account, which are made by a disbursing agent and not the Debtor, should not be used in calculating the U.S. Trustee Quarterly Fee.  For purposes of disclosure, however, the Debtor discloses that during the reporting period, the disbursing agent, in accordance with the terms of the escrow agreement, disbursed the sum of $6,169.94 from the funds held in that escrow account.

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		Tax				Cash Collateral		Operating		Payroll		Other
	Wells Fargo Bank, NA		Wells Fargo Bank, NA				Capital One Bank		Capital One Bank		Capital One Bank
	*		*				*		*		*

Balance Per Book		$29,469.58		$92.74		$-		$-		$25,745.18		$100.00		$-

Balance Per Bank		$29,698.26		$92.74		$-		$-		$25,685.23		$100.00		$-
(+) Deposits in Transit (Attach List)		-		-		-		-		-		-		-
(-) Outstanding Checks (Attach List)		(228.68)		-		-		-		-		-		-
Other (Attach Explanation)		-		-		-		-		59.95		-		-
Adjusted Bank Balance *		$29,469.58		$92.74		$-		$-		$25,745.18		$100.00		$-
* Adjusted bank balance must equal
balance per books

Deposits in Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$-		$-		$-		$-		$-		$-		$-

		$-		$-		$-		$-		$-		$-		$-

Checks Outstanding	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount
Voided in October	243811	$228.68		$-		$-		$-		$-		$-		$-

		$228.68		$-		$-		$-		$-		$-		$-

Other
Pay Pal Service Charge		$-		$-		$-		$-		$59.95		$-		$-

		$-		$		$		$		$59.95		$		$

* Account number has been redacted.

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

STATEMENT OF OPERATIONS
(Income Statement)
Accrual Basis

		Cumulative
Revenues	Month	Filing to Date
Gross Revenues	$-	$-
Less: Returns and Allowances
Net Revenue	-	-

Cost of Goods Sold
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold	-	-
Gross Profit	-	-

Operating Expenses
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation *
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	-	-
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses	-	-

Other Income and Expenses
Other Income (attach schedule)	(533.34)	(533.34)
Interest Expense	6.65	6.65
Other Expense (attach schedule)	(526.69)	(526.69)
Net Profit (Loss) Before Reorganization Items	526.69	526.69

Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	-	-
Income Taxes	-	-
Net Profit (Loss)	$526.69	$526.69

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

STATEMENT OF OPERATIONS - continuation sheet

Cumulative
Breakdown of "Other" Category	Month	Filing to Date

Other Costs
	$-	$-

	$-	$-
Other Operational Expenses
	$-	$-

	$-	$-
Other Income
Interest income - escrow accounts	$533.34	$533.34

	$533.34	$533.34
Other Expenses
	$-	$-

	$-	$-
Other Reorganization Expenses
	$-	$-

	$-	$-

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding.

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

BALANCE SHEET
Accrual Basis

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Current Assets
Unrestricted Cash and Equivalents	55,407.50	55,407.50
Restricted Cash and Equivalents (see continuation sheet)	1,311,774.64	1,317,411.24
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	8,973.52	8,973.52
Professional Retainers
Other Current Assets (attach schedule)	22,721.00	22,721.00
Total Current Assets	$1,398,876.66	$1,404,513.26

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property & Equipment	$-	$-

Other Assets
Loans to Insiders *
Other Assets (see schedule)	3,168,615.99	3,168,615.99
Total Other Assets	$3,168,615.99	$3,168,615.99

Total Assets	$4,567,492.65	$4,573,129.25

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable
Taxes Payable (refer to Form MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders *
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$-	$-
Liabilities Subject to Compromise
Secured Debt	957.21	1,940.56
Priority Debt	1,022.54	1,022.54
Unsecured Debt	3,237,466.39	3,242,646.33
Total Pre-Petition Liabilities	$3,239,446.14	$3,245,609.43
Total Liabilities	$3,239,446.14	$3,245,609.43

Owner Equity
Capital Stock	100.00	100.00
Additional Paid-In Capital	1,250,000.00	1,250,000.00
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	74,687.82	74,687.82
Retained Earning - Postpetition	526.69
Adjustments to Owner Equity (attach schedule)	2,732.00	2,732.00
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	$1,328,046.51	$1,327,519.82

Total Liabilities and Owners' Equity	$4,567,492.65	$4,573,129.25

	$-	$-

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

BALANCE SHEET - continuation sheet

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Other Current Assets
Deferred income tax assets	22,721.00

	$22,721.00	$-
Other Assets
Account receivable - RCC, Inc.	263,206.89	263,206.89
Account receivable - RA Liquidating Corp	2,473,273.07	2,473,273.07
Deferred income tax assets	432,136.03	432,136.03

	$3,168,615.99	$3,168,615.99

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Other Postpetition Liabilities

	$-	$-

Adjustments to Owner Equity
Accum other comprehensive loss	2,732.00	2,732.00

	$2,732.00	$2,732.00

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

STATUS OF POSTPETITION TAXES

	Beginning	Amount Withheld			Check No.	Ending
	Tax Liability	or Accrued	Amount Paid	Date Paid	or EFT	Tax Liability
Federal
Withholding	$-	$-	$-			$-
FICA-Employee						-
FICA-Employer						-
Unemployment						-
Income						-
Other:						-
Total Federal Taxes	$-	$-	$-			$-

State and Local
Withholding	-	-	-			-
Sales						-
Excise						-
Unemployment						-
Real Property						-
Personal Property
Other:						-
Total State and Local	$-	$-	$-			$-

Total Taxes	$-	$-	$-			$-

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$-	$-	$-	$-	$-	$-
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders *
Other:
Other:
Total Postpetition Debts	$-	$-	$-	$-	$-	$-

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	08/18/10 - 09/30/10

ACCOUNTS RECEIVABLE RECONCILING AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
(+) Amounts billed during the period	-
(-) Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period		$-

Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91 + days old	-
Total Accounts Receivable		$-
Amounts considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	X
below.
4.	Are workers compensation, general liability and other necessary insurance	X
coverage in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.